Exhibit 99.1

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95054-1549

CONTACTS:	Mark Henninger Investor Relations 408-653-9944 mark.h.henninger@intel.com	Amy Kircos Media Relations 480-552-8803 amy.kircos@intel.com

Intel Changes Financial Reporting Structure To Reflect Recent Acquisitions
SANTA CLARA, Calif., April 13, 2011 – Beginning with the publication of Intel’s first-quarter earnings report on Tuesday, April 19, the company will revise the presentation of its financial results to reflect the recently closed acquisitions of Infineon Wireless Solutions and McAfee Inc. Infineon Wireless Solutions will now operate as Intel Mobile Communications. The company is providing this detail now in order to give visibility into the new reporting model.

Operating groups shown below are comprised of the following:

•
PC Client Group: Delivering microprocessors and related chipsets and motherboards designed for the notebook and desktop (including high-end enthusiast PCs) market segments; and wireless connectivity products.

•
Data Center Group: Delivering microprocessors and related chipsets and motherboards designed for the server, workstation, and storage computing market segments; and wired network connectivity products.

•	Other Intel Architecture Group consists of the following:

•	Intel Mobile Communications: Delivering mobile phone components such as baseband processors, radio frequency transceivers, and power management chips.

•	Embedded and Communications Group: Delivering microprocessors and related chipsets for embedded applications.

•	Netbook and Tablet Group: Delivering microprocessors and related chipsets for the netbook and tablet market segments.

•	Digital Home Group: Delivering Intel architecture-based products for next-generation consumer electronics devices.

•	Ultra-Mobility Group: Delivering low-power Intel architecture-based products in the next-generation handheld market segment.

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Intel/Page 2

•	Software and Services Group consists of the following:

•	McAfee: A wholly owned subsidiary delivering software products for endpoint security, system security, consumer security, network security, and risk and compliance.

•	Wind River Software Group: A wholly owned subsidiary delivering device software optimization products to the embedded and handheld market segments, serving a variety of hardware architectures.

•	Software and Services Group: Delivering software products and services that promote Intel Architecture as the platform of choice for software development.

•	All Other consists of the following:

•	Non-Volatile Memory Solutions Group: Delivering advanced NAND flash memory products for use in a variety of devices.

•	Corporate: Revenue, expenses and charges such as:

•	A portion of profit-dependent compensation and other expenses not allocated to the operating groups.

•	Divested businesses and the results of seed businesses that support our initiatives.

•	Acquisition-related costs, including amortization and any impairment of acquisition-related intangibles and goodwill.

SUPPLEMENTAL OPERATING GROUP RESULTS

Three Months Ended
	Q1 2011	Q4 2010	Q1 2010
Net Revenue
PC Client Group
Microprocessor revenue
Chipset, motherboard and other revenue

Data Center Group
Microprocessor revenue
Chipset, motherboard and other revenue

Other Intel architecture group
Intel architecture group revenue

Software and services group revenue
All other
TOTAL NET REVENUE

Operating income (loss)
PC Client Group
Data Center Group
Other Intel architecture group
Intel architecture group operating income

Software and services group operating income
All other
TOTAL OPERATING INCOME

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Intel/Page 3

The company will also provide non-GAAP financial measures that exclude certain accounting impacts primarily associated with the acquisition of McAfee, Inc and Infineon Wireless Solutions, as follows:

SUPPLEMENTAL RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS

		Three Months Ended
		April 2,	Dec. 25	March 27,
		2011	2010	2010

GAAP NET REVENUE
	Adjustment for deferred revenue write-down
NON-GAAP NET REVENUE

GAAP GROSS MARGIN
	Adjustment for:
	Deferred revenue write-down and associated costs
	Amortization of acquisition related intangibles
	Inventory valuation
NON-GAAP GROSS MARGIN

GAAP GROSS MARGIN PERCENTAGE
	Adjustment for:
	Deferred revenue write-down and associated costs
	Amortization of acquisition related intangibles
	Inventory valuation
NON-GAAP GROSS MARGIN PERCENTAGE

GAAP OPERATING INCOME
	Adjustment for:
	Deferred revenue write-down and associated costs
	Amortization of acquisition related intangibles
	Inventory valuation
NON-GAAP OPERATING INCOME

GAAP NET INCOME
	Adjustment for:
	Deferred revenue write-down and associated costs
	Amortization of acquisition related intangibles
	Inventory valuation
	Income tax effect
NON-GAAP NET INCOME

GAAP DILUTED EARNINGS PER COMMON SHARE
	Adjustment for:
	Deferred revenue write-down and associated costs
	Amortization of acquisition related intangibles
	Inventory valuation
	Income tax effect
NON-GAAP DILUTED EARNINGS PER COMMON SHARE

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Intel/Page 4

Earnings Webcast

Intel plans to report its earnings for the first quarter of 2011 on Tuesday, April 19, 2011.  Immediately following the earnings report, the company plans to publish a commentary by Stacy J. Smith, vice president and chief financial officer at www.intc.com/results.cfm.  A public webcast of Intel’s earnings conference call will follow at 2:30 p.m. PST at www.intc.com.

Intel [NASDAQ: INTC], the world leader in silicon innovation, develops technologies, products and initiatives to continually advance how people work and live. Additional information about Intel is available at www.intel.com/pressroom and blogs.intel.com

Intel, the Intel logo, and Intel Atom are trademarks of Intel Corporation in the United States and other countries.
* Other names and brands may be claimed as the property of others.